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                                                                    EXHIBIT 10.4


                       CONSENT, WAIVER AND THIRD AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT


     CONSENT, WAIVER AND THIRD AMENDMENT (this "Consent, Waiver and Amendment"), dated as of July 27, 2000, by and among BANK OF AMERICA, N.A., a national bank organized under the laws of the United States (the "Lender"); PENTECH INTERNATIONAL, INC., a Delaware corporation ("Pentech"); PENTECH COSMETICS, INC., a Delaware corporation ("Cosmetics"); and SAWDUST PENCIL CO., a Delaware corporation ("Sawdust") (Pentech, Cosmetics and Sawdust, individually, a "Borrower," and collectively, the "Borrowers").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Lender and the Borrowers are parties to a Loan and Security Agreement dated as of January 13, 1997 (as amended, restated, modified or supplemented from time to time, the "Loan Agreement");

     WHEREAS, JAKKS Pacific, Inc., a Delaware corporation ("JAKKS"), JAKKS Acquisition II, Inc., a Delaware corporation ("Newco"), and Pentech have entered into an Agreement of Merger of JAKKS Acquisition II, Inc. With and Into Pentech International Inc., dated as of May 22, 2000, as amended by a First Amendment to Agreement of Merger, dated as of July 13, 2000 (collectively, the "Merger Agreement");

     WHEREAS, pursuant to the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), there shall be consummated the Merger (as defined in the Merger Agreement) whereby, among other things, Newco will be merged with and into Pentech, with Pentech being the corporation surviving the Merger (the "Surviving Corporation"); each share of common stock of Newco outstanding at the Effective Time of the Merger will be converted into one share of Pentech common stock; except as otherwise provided in the Merger Agreement, each share of common stock of Pentech and each Eligible Option (as defined in the Merger Agreement) with respect to such shares outstanding at the Effective Time of the Merger will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement); the Certificate of Incorporation of Pentech immediately prior to the Effective Time shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation, unless and until revoked or amended; the By-Laws of Newco immediately prior to the Effective Time shall continue in full force and effect as the By-Laws of the Surviving Corporation, unless and until revoked or amended; the incumbent directors of Newco immediately prior to the Effective Time shall thereupon become the directors of the Surviving Corporation; and all incumbent officers of Pentech shall resign (or be removed) and the incumbent officers of Newco immediately prior to the Effective Time shall thereupon become the officers of the Surviving Corporation;

     WHEREAS, upon, and as a result of, the consummation of the Merger, Pentech will become a wholly-owned direct Subsidiary of JAKKS and Cosmetics and Sawdust will become wholly-owned indirect Subsidiaries of JAKKS;

     WHEREAS, the consummation of the Merger will violate the provisions of
Section 10.7 of the Loan Agreement and will constitute an Event of Default (the "Merger Default") pursuant to Section 12.1(n) of the Credit Agreement;


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     WHEREAS, the Borrowers will incur certain restructuring charges
("Restructuring Charges") in an aggregate amount up to $5 million in conjunction with the Merger;

     WHEREAS, as a result of, and after giving effect to, the Restructuring Charges, the Borrowers will be in non-compliance (the "Financial Covenant Non-compliance") with the Minimum EBITDA covenant set forth in Sections 10.21 of the Loan Agreement for and with respect to the fiscal quarters ending on and after July 31, 2000;

     WHEREAS, the Borrowers have requested that the Lender consent to the Merger, waive the Merger Default and waive the Financial Covenant
Non-compliance; and

     WHEREAS, the Lender is willing to consent to the Merger, waive the Merger Default and waive the Financial Covenant Non-compliance, on the condition that certain amendments be made to the Loan Agreement and otherwise on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Terms defined in the Loan Agreement and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     Section 2. Consent to Merger and Waiver of Merger Default. The Lender consents to the Merger and waives the Merger Default; provided, however, that such consent is subject to the following conditions:

          2.01. The Merger shall be consummated substantially in compliance with the terms and conditions set forth in the (a) Merger Agreement and (b) the Notice of Special Meeting of Stockholders of Pentech International Inc. and Proxy Statement, dated June 28, 2000, as supplemented by the Supplement to Notice of Special Meeting of Stockholders and Proxy Statement, dated July 17, 2000, together with all schedules and exhibits thereto (collectively, the "Merger Proxy Materials"); and

          2.02. All other conditions set forth in Section 5 of this Consent, Waiver and Amendment shall have been satisfied.

     Section 3. Waiver of Financial Covenant Non-compliance. The Lender hereby waives compliance by the Borrowers with the Minimum EBITDA covenant set forth in
Section 10.21 of the Loan Agreement solely for and with respect to the fiscal quarters ending on and after July 31, 2000; provided, however, that such waiver is subject to the following conditions:

          3.01. Such waiver shall be limited to non-compliance by the Borrowers with the Minimum EBITDA covenant set forth in Section 10.21 of the Loan Agreement resulting solely from, and solely to the extent resulting from, non-cash Restructuring Charges in an amount up to $5 million incurred or to be incurred by Pentech in conjunction with the Merger; and

          3.02. All other conditions set forth in Section 5 of this Consent, Waiver and Amendment shall have been satisfied.

     Section 4. Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 5 of this Consent, Waiver and Amendment, the Loan Agreement shall be amended in the following respects.


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          4.01. Effective as of the date hereof, the following definitions shall be added to Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

          "Effective Time" has the meaning ascribed to such term in the Merger Agreement.

          "JAKKS" means JAKKS Pacific, Inc., a Delaware corporation.

          "Merger" has the meaning ascribed to such term in the Merger
     Agreement.

          "Merger Agreement" means the Agreement of Merger of JAKKS Acquisition II, Inc. With and Into Pentech International Inc., dated as of May 22, 2000, among JAKKS, Newco and Pentech, as amended by the First Amendment to Agreement of Merger, dated as of July 13, 2000, among JAKKS, Newco and Pentech.

          "Merger Proxy Materials" means the Notice of Special Meeting of Stockholders of Pentech International Inc. and Proxy Statement, dated June 28, 2000, as supplemented by the Supplement to Notice of Special Meeting of Stockholders and Proxy Statement, dated July 17, 2000, together with all schedules and exhibits thereto.

          "Newco" means JAKKS Acquisition II, Inc., a Delaware corporation.

          4.02. Effective as of the Effective Time, Section 9.4 of the Loan Agreement shall be amended to read in its entirety as follows:

               9.4 Corporate Name; Prior Transactions. No Borrower has, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its Property out of the ordinary course of business, except (a) for, or as resulted from, the merger of Newco with and into Pentech, with Pentech being the corporation surviving such merger, pursuant to the Merger Agreement and the Proxy Materials, and (b) as otherwise set forth on Schedule 9.4.

          4.03. Effective as of the Effective Time, Section 10.7 of the Loan Agreement shall be amended to read in its entirety as follows:

               10.7 Mergers, Consolidations, Acquisitions, or Sales. Neither any Borrower nor any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation except for the merger of Newco with and into Pentech, with Pentech being the corporation surviving such merger, pursuant to the Merger Agreement and the Proxy Materials, or transfer, sell, assign, lease, or otherwise (except as expressly otherwise permitted hereby) dispose of all or any part of its Property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except sales of Inventory in the ordinary course of its business.

          4.04. Effective as of the Effective Time, Section 12.01(n) of the Loan Agreement shall be amended to read in its entirety as follows:


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               (n) From and after the Effective Time, Pentech shall cease to be a wholly-owned direct Subsidiary of JAKKS; or

          4.05. Effective as of the Effective Time, the words "WHICH ARISE OUT OF OR ARE IN ANY WAY BASED UPON THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY UNDERTAKING OR PROCEEDING RELATED TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION TO ACT, EVENT OR TRANSACTION RELATED OR ATTENDANT THERETO" in the first sentence of Section 15.9 of the Loan Agreement shall be deleted, and the following words shall be substituted therefor:

          WHICH (A) ARISE OUT OF OR ARE IN ANY WAY RELATED TO THE MERGER, THE MERGER AGREEMENT OR THE MERGER PROXY MATERIALS, OR (B) ARISE OUT OF OR ARE IN ANY WAY BASED UPON THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY UNDERTAKING OR PROCEEDING RELATED TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION TO ACT, EVENT OR TRANSACTION RELATED OR ATTENDANT THERETO

     Section 5. Conditions to Effectiveness. This Consent, Waiver and Amendment shall be effective as of the date first above written upon the satisfaction of the following conditions:

          5.01. The Lender shall have received counterparts of this Consent, Waiver and Amendment executed by the Borrowers;

          5.02. The Lender shall have received such other certificates, representations, instruments and other documents as the Lender may require, in form and substance satisfactory to the Lender;

          5.03. The Lender shall have received evidence satisfactory to it that, simultaneously with the Effective Time, JAKKS shall have made a cash contribution to Pentech's capital (the "JAKKS Capital Contribution") in an amount not less than $10 million;

          5.04. Simultaneously with the Effective Time, Pentech shall have made a prepayment of the Revolving Loans in an amount equal to, and with the proceeds of, the JAKKS Capital Contribution;

          5.05. At the Effective time and after giving effect to the Merger, the representations and warranties contained in the Loan Agreement, in this Consent, Waiver and Amendment and in each other document or instrument delivered by the Borrowers are true and correct in all material respects as though made on and as of the date thereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date); and there shall exist no Default or Event of Default; and


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          5.06. The Borrowers shall have paid, or reimbursed the Lender for, all fees and expenses (including the fees and disbursements of Clifford Chance
Rogers & Wells LLP) incurred by the Lender in connection with this Consent, Waiver and Amendment and billed to such date.

     Section 6. Representations and Warranties. The Borrowers hereby each represent and warrant to the Lender that (i) the execution, delivery and performance of this Consent, Waiver and Amendment and the consummation of the Merger by each of the Borrowers are within their respective corporate powers and have been duly authorized by all necessary corporate action; (ii) no consent, approval, authorization of, or declaration or filing with, any Public Authority, and no consent of any other Person, is required in connection with the execution, delivery and performance of this Consent, Waiver and Amendment or the consummation of the Merger, except for those already duly obtained; (iii) this Consent, Waiver and Amendment has been duly executed by each of the Borrowers and constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against them in accordance with its terms; (iv) the execution, delivery and performance by each of the Borrowers of this Consent, Waiver and Amendment, and the consummation by Pentech of the Merger, do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Borrower or any of its Subsidiaries (except as contemplated by the Loan Agreement and the other Loan Documents) by reason of the terms of (a) any contract, mortgage, lease, agreement, or instrument to which such Borrower or such Subsidiary is a party or which is binding upon it, (b) any Requirement of Law applicable to such Borrower or such Subsidiary, or (c) the Certificate or Articles of Incorporation or By-Laws of such Borrower or such Subsidiary; (v) after giving effect to this Consent, Waiver and Amendment, the representations and warranties contained in the Loan Agreement and in each other document or instrument delivered by such Borrower are true and correct in all material respects as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date); (vi) after giving effect to this Consent, Waiver and Amendment, there exists no Default or Event of Default; (vi) Pentech has delivered to the Lender true, correct and complete copies of the Merger Agreement and the Merger Proxy Materials; and (vii) the aggregate amount of Restructuring Charges incurred and to be incurred by the Borrowers in conjunction with the Merger shall not exceed $5 million in the aggregate.

     Section 7. Covenants of the Borrowers. The Borrowers hereby covenant to the Lender as follows:

          7.01. The Borrowers shall deliver to the Lender, within ten (10) Business Days after the Effective Time, a borrowing base report giving effect to the Merger and all Restructuring Charges incurred and to be incurred by the Borrowers; and

          7.02. The Borrowers shall deliver to the Lender, within five (5) Business Days after the Effective Time, (i) a copy of the Certificate of Merger of Newco and Pentech as filed with, and certified by, the Secretary of State of the State of Delaware; (ii) a copy of the Certificate of Incorporation of the Surviving Corporation, certified by the Secretary of State of the State of Delaware; (iii) a copy of the By-Laws of the Surviving Corporation, certified by the Secretary or Assistant Secretary of the Surviving Corporation, (iv) a certificate of incumbency of officers of the Surviving Corporation, with specimen signatures, certified by the Secretary or Assistant Secretary and attested to by the President or a Vice President of the Surviving Corporation; and (v) such signature cards and other routine account maintenance documents as the Lender may require.


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     Section 8. Reference to and Effect on Loan Documents.

          8.01. On and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

          8.02. Except as specifically amended above, all of the terms of the Loan Agreement shall remain unchanged and in full force and effect.

          8.03. The execution, delivery and effectiveness of this Consent, Waiver and Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents, except as expressly set forth herein.

     Section 9. Execution in Counterparts. This Consent, Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     Section 10. Governing Law. This Consent, Waiver and Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

     Section 11. Headings. Section headings in this Consent, Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent, Waiver and Amendment or be given any substantive effect.

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     IN WITNESS WHEREOF, this Consent, Waiver and Amendment has been duly executed as of the date first above written.

                                            PENTECH INTERNATIONAL, INC.

                                            By: /s/ DAVID MELNICK
                                                -----------------------------
                                            Title:
                                                  ---------------------------

                                            PENTECH COSMETICS, INC.

                                            By: /s/ DAVID MELNICK
                                                -----------------------------
                                            Title:
                                                  ---------------------------

                                            SAWDUST PENCIL CO.

                                            By: /s/ DAVID MELNICK
                                                -----------------------------
                                            Title:
                                                  ---------------------------

                                            BANK OF AMERICA, N.A.

                                            By: /s/ MICHAEL J. BEDORE
                                                -----------------------------
                                            Title: Vice President
                                                   --------------------------




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